SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHASE PACKAGING CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies: ___________________________________

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction: __________________________

	5)	Total Fee Paid: __________________________________

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: ___________________________
2)	Form, Schedule or Registration Statement No.: _______________________________
3)	Filing Party: ___________________________________
4)	Date Filed: ____________________________________

CHASE PACKAGING CORPORATION

PO Box 126

Rumson NJ 07760

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 6, 2019

To Shareholders of

CHASE PACKAGING CORPORATION:

The annual meeting of shareholders of Chase Packaging Corporation (the “Company”) will be held at 67977 Country Road 23, New Paris IN on December 6, 2019, at 2:00 p.m. (Eastern Standard Time) for the following purposes:

1.	To elect seven directors to serve until the next annual meeting of shareholders and until their respective successors have been elected and qualified;

2.	To change the Company’s state of incorporation to Delaware;

3.	To ratify the selection of Pinnacle Accountancy Group of Utah as the Company’s independent registered public accounting firm; and

4.	To transact such other business as may properly come before the meeting and any adjournment thereof.

Information regarding matters to be acted upon at this meeting is contained in the accompanying proxy statement. Only shareholders of record at the close of business on October 25, 2019, are entitled to notice of and to vote at the meeting and any adjournment thereof. All shareholders are cordially invited to attend the meeting.

By Order of the Board of Directors

Rumson, New Jersey	Ann C. W. Green
November 12, 2019	Assistant Secretary

CHASE PACKAGING CORPORATION

PO Box 126

Rumson NJ 07760

PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held December 6, 2019

FREQUENTLY ASKED QUESTIONS AND ANSWERS

Why am I receiving these materials?

The Company is soliciting your proxy to vote at the 2019 annual meeting of shareholders. The information provided in this proxy statement is for your use in determining how you will vote on the proposals described within.

What proposals are scheduled to be voted on at the meeting?

The proposals scheduled for a vote are:

1.	To elect seven directors to serve until the next annual meeting of shareholders and until their respective successors have been elected and qualified;

2.	To change the Company’s state of incorporation to Delaware; and

3.	To ratify the selection of Pinnacle Accountancy Group of Utah as the Company’s independent registered public accounting firm.

How do I view the Company’s Form 10-K for the fiscal year ended December 31, 2018 and the Company’s Form 10-Q for the quarterly period ended September 30, 2019?

Any shareholder who would like a copy of the Company’s 2018 Annual Report on Form 10-K or September 30, 2019 Quarterly Report on Form 10-Q, including the related financial statements and financial statement schedules, may obtain one, without charge, by addressing a request to the attention of the Corporate Secretary, Chase Packaging Corporation, PO Box 126, Rumson NJ 07760. The Company’s copying costs will be charged if copies of exhibits to the Form 10-K are requested. You may also obtain a copy of the Form 10-K and Form 10-Q, including exhibits, from our website www.chasepackagingcorp.com by clicking on “SEC Filings.”

What is the recommendation of the Board of Directors on each of the proposals scheduled to be voted on at the meeting?

The Company’s Board of Directors recommends that you vote FOR all of the proposals.

Why is the Company changing the state of incorporation to Delaware?

See Proposal No. 2 below.

1

How can I vote my shares?

Telephone: 1-800-690-6903

Website: www.proxyvote.com

Who will bear the expense of soliciting votes at the annual meeting?

The expense of proxy solicitation will be borne by the Company. Although solicitation is to be made primarily through the electronic mail, the Company’s officers and employees and those of its transfer agent may solicit proxies by telephone or personal contact, but in such event no additional compensation will be paid by the Company for such solicitation. The Company will bear the cost of preparing, assembling, and delivering the proxy materials. Upon request, the Company will reimburse brokers, banks, and nominees and other fiduciaries for the postage and reasonable clerical expenses of forwarding the proxy materials to their principals, who are the beneficial owners of the Company’s Common Stock (the “Common Stock”).

What constitutes a quorum for the meeting?

The presence, in person or by proxy, of the holders of one-third (1/3) of the shares of Common Stock outstanding on October 25, 2019 (the “Record Date”) constitutes a quorum for the conduct of business.

How do I attend the annual meeting of shareholders?

All shareholders are invited to attend the annual meeting of shareholders to be held on December 6, 2019, at 67977 County Road 23, New Paris IN 2:00 p.m. (Eastern Standard Time).

Who can vote at the meeting and what is the vote required for each of the proposals?

All shareholders may vote by proxy or in person at the annual meeting, subject to the conditions described below for street-name holders. Proposal No. 1 requires a plurality of the votes cast at the annual meeting by the holders of shares of stock entitled to vote on such matters. This means that the shareholders will elect the seven persons receiving the highest number of “for” votes at the annual meeting. Proposal No. 2 requires the affirmative vote of two-thirds (2/3) of the holders of the outstanding shares of stock entitled to vote on such matters. Proposal No. 3 requires the affirmative vote of a majority of the votes cast by the holders of stock represented at the annual meeting in person or by proxy.

Will my shares be voted if I do not sign and return my proxy card or if I abstain from voting?

Shares held by shareholders present at the meeting in person who do not vote, and ballots marked "abstain" or "withhold authority," will be counted as present at the meeting for quorum purposes. Under applicable law, abstentions and broker non-votes will not constitute votes cast. As a result, abstentions and broker non-votes with respect to the election of the directors will have no effect on the outcome of the vote. Abstentions and broker non-votes with respect to the ratification of the appointment of the Company’s independent registered public accounting firm will have the effect of votes cast against the proposal.

What is the difference between being a shareholder of record and a beneficial owner?

If your shares are registered directly in your name with our stock transfer agent, you are considered the “shareholder of record” of those shares. Proxy materials will be made available to all shareholders of record.

If your shares are held in a stock brokerage account or by a bank or other nominee on your behalf, your broker, bank, or other nominee is considered the shareholder of record, and you are considered the “beneficial owner” or “street name holder” of those shares. In this case, the shareholder of record has forwarded to you information regarding access to these proxy materials along with separate voting instructions. As the beneficial owner, you have the right to direct the shareholder of record how to vote your shares by following the voting instructions they have provided with these materials. Because you are not the shareholder of record, you may not vote your shares in person at the meeting unless you receive a valid proxy from your broker, bank, or other nominee that holds your shares thereby giving you the right to vote the shares in person at the meeting.

Brokers are not permitted to vote shareholders’ shares for the election of directors. Therefore, the Company urges all shareholders to give voting instructions to their brokers on all voting items.

2

How many shares can vote at the 2019 meeting?

As of the Record Date, there were 58,582,172 shares of Common Stock outstanding and entitled to vote at the meeting. Holders of Common Stock are entitled to one vote per share with regard to each matter presented at the annual meeting.

Who will count the votes and certify the results?

An independent vote tabulator will count the votes. American Stock Transfer and Trust Company has been appointed by the Board of Directors as the independent Inspector of Election and will determine the existence of a quorum, validity of proxies and ballots, and certify the results of the voting.

If I vote and then want to change my vote, may I?

You may revoke your proxy at any time before the meeting by submitting a later dated proxy card, by notifying our Assistant Secretary in writing that you have revoked your proxy, or by attending the meeting and giving notice of revocation in person. Written revocations should be directed to:

Assistant Secretary

Chase Packaging Corporation

PO Box 126

Rumson NJ 07760

Can other matters be decided at the meeting?

No business will be conducted at the meeting except business brought before the meeting in accordance with the procedures set forth in the Company’s bylaws. The Lead Director will act as chairman of the meeting and will determine whether business was properly brought before the meeting.

On the date this proxy statement was printed, we did not know of any matters to come before the meeting other than those disclosed in this proxy statement. If other matters are properly presented for consideration, your proxy gives the persons voting the proxies the authority to vote on the matter according to their judgment.

Are shareholders permitted to ask questions at the meeting?

During the annual meeting, shareholders may ask questions or make comments relating to proposals following the second of the motion that such proposal be approved and prior to the taking of the vote by the chairman of the meeting.

Following the annual meeting, the Lead Director will present a review of the Company’s financial statements, and there will be an opportunity for shareholders to ask other questions about the Company’s business.

3

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the 2019 annual meeting of shareholders, the Board of Directors has named seven nominees for election as directors to hold office until the 2020 annual meeting of shareholders and until their successors have been elected and qualified. The seven nominees are current directors of the Company and are listed below with brief biographies.

William J. Barrett, 80, Director of the Company since 2001. Director of Dawson Geophysical Company (formerly TGC Industries, Inc. (“TGC”), a company engaged in the geophysical services industry since 1980; Secretary of TGC from 1986 to November 1997; President of W. J. Barrett Associates, Inc., a private merchant banking firm; previously Director, Executive Vice President, Assistant Treasurer and Secretary of Supreme Industries, Inc., a specialized manufacturer of truck bodies and shuttle buses, from 1979 through September 2017 when Supreme was acquire by Wabash National Corporation . Mr. Barrett brings to the Board of Directors of the Company keen business and financial judgment and extensive leadership experience.

Herbert M. Gardner, 79, Director of the Company since 2001; Director of TGC Industries, Inc. (“TGC”), a company engaged in the geophysical services industry, from 1980 until February 2015 when Dawson Geophysical Company acquired TGC; Chairman of the Board of Supreme Industries, Inc. (“Supreme”), a manufacturer of specialized truck bodies, from 1979 through September 2017 when Wabash National Corporation acquired Supreme. Mr. Gardner was selected to serve as a director of the Company because of his strong executive management skills, his business acumen, and his experience as chief executive officer of another public company.

Edward L. Flynn, 84, Director of the Company since 2007; Director of Dawson Geophysical Company (formerly TGC Industries, Inc.), a company engaged in the geophysical services industry, from 1999 until February 2015; Owner of Flynn Meyer Company, a management company for the restaurant industry, since 1976; and Director and Treasurer of Citri-Lite Co., a soft drink company, since 1994. Mr. Flynn is an experienced leader of large organizations and brings to the Board strong executive management skills and experience serving on the boards of other public companies.

John A. Forbes, 59, joined the Board of Directors in 2019, a partner with Outcomes LLC and Full Sails LLC, two firms engaged in new product development and strategic business consulting, since June 2017. Previously, Mr. Forbes was the President of Utilimaster, a business unit of Spartan Motors USA, Inc., from July 2010 to June 2017. Mr. Forbes currently serves as the Chairman of Patrick Industries, Inc. Corporate Governance and Nominations Committee, and as a member of Patrick’s Audit Committee and Compensation Committee. Mr. Forbes has over 32 years of experience in serving various manufacturing industries and has extensive experience with operations management, acquisitions, strategic planning, risk management, and banking relations. He has been determined to be an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission (the "SEC").

Matthew W. Long CPA, MBA, age 57, joined the Board of Directors in 2019, served as Interim Chief Financial Officer for Spartan Motors, Inc. a publicly traded manufacturer of specialty vehicles until their Chief Financial Officer returned from medical leave at the end of 2018. Mr. Long served as a member of Board of Directors of Skyline Corporation serving on the Audit and Compensation Committees in 2017 and 2018 until the company was acquired in 2018. Mr. Long served as Chief Financial Officer, Treasurer, and Assistant Secretary of Supreme Industries, Inc. a publicly traded leading manufacturer of truck bodies and specialized commercial vehicles from April 2011 until the company was acquired in September 2017 where he played a critical role in improving the company’s profitability.

4

Mark C. Neilson, 61, joined the Board of Directors in 2019, Founder/Managing Partner of Accretive CFO Services of San Diego LLC and Accretive LLC (Indiana), a financial consulting services firm since December 2010; Director of Supreme Industries, Inc. from May 2003 to September 2017; Director of SmokerCraft, Inc., a manufacturer of pontoon and fishing boats, since December 2010; Director of Earthway Products, Inc., a manufacturer of fertilizer spreaders since December 2016; and Director of EVS, Ltd., a manufacturer of emergency vehicle safety seating products since 1999. Mr. Neilson qualifies as an “audit committee financial expert” under guidelines of the Securities and Exchange Commission.

Wayne A. Whitener, 68, joined the Board of Directors in 2009. Mr. Whitener, was Director of Dawson Geophysical Company (formerly TGC Industries, Inc.), a company engaged in the geophysical services industry, from 1984 until retiring in 2019 ; Executive Vice Chairman of Dawson since February 2015 until retirement, President of Dawson from July 1986 until February 2015; and Chief Executive Officer of Dawson from 1999 until February 2015. As the principal executive officer of another public company, Mr. Whitener provides valuable insight and guidance on the issues of corporate strategy and risk management.

Election of each director requires a plurality of the votes cast by the holders of Common Stock (one vote per share of Common Stock) represented at the annual meeting in person or by proxy. The Company is not aware of any reason why any of the nominees would be unable to serve if elected.

The Board of Directors recommends that shareholders vote FOR the election of each of the seven nominees for director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the names of those persons known to management to be beneficial owners of more than five percent of the Common Stock as of the Record Date. The table also sets forth information with respect to the Common Stock which is beneficially owned by each director and executive officer of the Company, and by all directors and executive officers of the Company as a group, as of the Record Date (including shares beneficially owned by such persons, pursuant to the rules of beneficial ownership, as a result of the ownership of certain warrants and other securities convertible into Common Stock) according to data furnished by the persons named. Persons having direct beneficial ownership of Common Stock possess the sole voting and dispositive power in regard to such stock.

Name and Address	Amount and Nature of Common Stock Beneficial Ownership		Approximate Percentage of Class (1)

William J. Barrett	8,554,524	(2)	14.18%
PO Box 126
Rumson NJ 07760

Herbert M. Gardner	5,442,683	(3)	8.07%
PO Box 126
Rumson NJ 07760

Edward L. Flynn	2,812,007	(4)	4.23%
75-11 Myrtle Avenue
Glendale NY 11385

5

John A. Forbes	101,800		0.17%
51820 Waterford Green Dr
Granger IN 46530

Matthew W. Long	0		0.00%
25580 North Shore Dr
Elkhart IN 46514

Mark C. Neilson	0		0.00%
7140 Calabria Court #B
San Diego CA 92122

Wayne A. Whitener	72,738		0.12%
PO Box 126
Rumson NJ 07760

Ann C. W. Green	1,157,541		1.77%
PO Box 126
Rumson NJ 07760

All directors & officers as a
Group (8 persons)	18,141,293	(2)(3)(4)	28.56%

Beneficial owners of more than five percent of the Common Stock as of the Record Date

Arthur J. Gajarsa	3,642,325

Doris C. McInnes & Estate of
Allen T. McInnes	7,636,660

C. Richard Stafford	3,118,824

___________

(1) The percentage calculations have been made in accordance with Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, based on number of shares outstanding plus the Common Stock underlying the warrants.

(2) Includes 1,492,169 shares of Common Stock (includes the Common Stock underlying warrants) owned by William J. Barrett's wife. Mr. Barrett has disclaimed beneficial ownership of these shares.

(3) Includes 804,826 shares of Common Stock (includes the Common Stock underlying warrants) owned by the Generation Skipping Marital Trust U/W/O Mary K. Gardner. Mr. Gardner has disclaimed beneficial ownership of these shares.

(4) Includes 1,372,824 shares of Common Stock (includes the Common Stock underlying warrants) owned by Edward L. Flynn’s wife. Mr. Flynn has disclaimed beneficial ownership of these shares.

6

Section 16(a) Beneficial Ownership Reporting Compliance

To the best of the Company’s knowledge, all directors, executive officers, and beneficial owners of more than 10% of the Common Stock complied with Section 16(a) of the Securities Exchange Act of 1934, as amended, during 2009.

EXECUTIVE OFFICERS

The following table sets forth certain information concerning the persons who serve as executive officers of the Company and who will continue to serve in such positions at the discretion of the Board of Directors.

Ann C. W. Green	77	Principal Executive Officer, Chief Financial Officer and Assistant Secretary

Ms. Green has served as Chief Financial Officer and Assistant Secretary of the Company since 2001. She is Vice President of W. J. Barrett Associates, Inc., a private merchant banking firm; she previously served for 15 years as Assistant Vice President of Janney Montgomery Scott, LLC, an investment banking firm.

BOARD OF DIRECTORS

Board Leadership Structure

Mr. Barrett is currently the Company’s Lead Director. As a development stage company, the Board has made an effort to have a cost-effective, yet constructive and efficient, leadership structure. The Board believes that its leadership structure provides the most efficient and effective leadership model for the Company by enhancing the ability of the Lead Director to provide clear insight and direction of business strategies and plans to the Board and management.

The Board has full access to the management team at all times. In addition, the Board may retain, on such terms as determined by the Board, as applicable, in its sole discretion, independent legal, financial and other independent consultants and advisors to advise and assist the Board in discharging its oversight responsibilities.

The Board of Directors has assessed the composition of the Board and has concluded that the Board has the appropriate mix of business experience and skills to address effectively the Company’s business needs and challenges. There are no membership requirements based on race or gender; the Board believes that it has a wide range of diversity with regard to professional experience, skills, education and other attributes that contribute to the Board’s ability to operate in the long range best interests of the Company’s shareholders.

The Common Stock is quoted on the over-the-counter market operated by Pink OTC Markets Inc., which does not impose any director independence requirements. Using the director independence requirements set forth in NASDAQ rule 5605(a)(2), the Company has five independent directors, Mr. Edward L. Flynn, Mr. John A. Forbes, Mr. Matthew W. Long, Mr. Mark C. Neilson and Mr. Wayne A. Whitener.

Shareholder Communications

The Company has established a process for shareholders to send their communications to the Board of Directors. Any shareholder who desires to contact an individual director or the entire Board of Directors may mail a written communication to the Asst. Secretary, Chase Packaging Corporation, PO Box 126, Rumson NJ 07760. The Asst. Secretary will submit all shareholder communications to the appropriate directors, unless the communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution, or a communication of a similar nature.

7

The Asst. Secretary will send a written acknowledgment to a shareholder upon receipt of his or her communication submitted in accordance with the provisions set forth in this proxy statement unless such shareholder communication is frivolous or includes advertising, solicitation for business, requests for employment, requests for contribution, or a communication of a similar nature. A shareholder wishing to contact the directors may do so anonymously; however, shareholders are encouraged to provide the name in which the Company’s shares of stock are held and the number of such shares held.

The following communications to the directors will not be considered a shareholder communication: (i) communication from a Company officer or director; (ii) communication from a Company employee or agent, unless submitted solely in such employee’s or agent’s capacity as a shareholder; and (iii) any shareholder proposal submitted pursuant to Rule 14a-8 promulgated under the Exchange Act.

Meetings and Committees

The Company’s Board of Directors hold telephonic meetings on a regular basis, most or all directors attended such meetings. The Board of Directors has not designated any committees. Since the Company is a development stage company, the Board of Directors believes that it adequately performs all necessary functions regarding governance of the Company.

EXECUTIVE COMPENSATION

Commencing November 1, 2007, the Company’s Board of Directors agreed to pay the Company’s Chief Financial Officer an annual salary of $17,000. No other officers of the Company receive compensation other than reimbursement of out-of-pocket expenses incurred in connection with Company business and development. In 2019 the Company’s Chief Financial Officer/Principle Executive Officer will receive, upon shareholder approval of the change in state of incorporation and the subsequent reduction in par value, 300,000 shares of Common Stock for merger and acquisition services to be performed in 2019 and 2020.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation	Total

Ann C. W. Green, Chief Financial Officer	2009-2019	$17,000	-0-	-0-	-0-	-0-	-0-	-0-	$17,000

DIRECTOR COMPENSATION

Directors of the Company are not paid fees, but are reimbursed for expenses incurred in connection with attendance at meetings of the Board of Directors and out-of-pocket expenses incurred in connection with Company business and development. In 2019 each of the Company’s seven Directors will receive, upon shareholder approval of the change of state of incorporation and the subsequent reduction in par value, 300,000 shares of Common Stock for merger and acquisition services to be performed in 2019 and 2020.

8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company did not engage in any transaction with related parties during the 2018 fiscal year.

PRINCIPAL ACCOUNTING FEES AND SERVICES

Audit Fees

The aggregate audit and accounting fees billed for each of the last two fiscal years for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Forms 10-Q rendered by the Company’s independent registered public accounting firms were $28,950 and $20,050 for 2017 and 2018, respectively.

Audit-Related Fees

The aggregate audit-related fees for each of the last two fiscal years for assistance in preparation the Company’s Forms 10-Q and 10-K were $8,650 and $8,550 for 2017 and 2018, respectively.

Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the independent registered public accounting firm for the preparation of the Company’ corporate tax returns were $2,500 and $500 for 2017 and 2018, respectively.

All Other Fees

There were no other fees billed by the independent registered public accounting firm in 2018.

The Board of Directors, which functions as the audit committee, is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Exchange Act, including the examination of representation letters furnished by the independent registered public accounting firm.

PROPOSAL NO. 2

REINCORPORATION OF CHASE PACKAGING CORPORATION FROM THE STATE OF TEXAS TO THE STATE OF DELAWARE

In this section of the proxy statement, we sometimes refer to Chase Packaging Corporation (the “Company”) as a Texas corporation before reincorporation as “Chase Texas” and the Company as a Delaware corporation after reincorporation as “Chase Delaware.”

The Board of Directors has unanimously approved and recommends to our stockholders this proposal (the “Proposed Amendment”) to change the Company’s state of incorporation from Texas to Delaware (the “Reincorporation”). If our stockholders approve this proposal, we will accomplish the Reincorporation by converting to a Delaware corporation as provided in the Texas Business Organizations Code (the “TBOC”) and the Delaware General Corporation Law of the State of Delaware, as amended (the “DGCL”).

9

Summary

Assuming that stockholder approval of this proposal is obtained, and the Reincorporation becomes effective:

•	the affairs of the Company will cease to be governed by Texas corporation laws, the affairs of the Company will become subject to Delaware corporation laws, and the Company’s existing Articles of Incorporation and existing Bylaws will be replaced by a new Certificate of Incorporation and new Bylaws, as more fully described below;
•	Chase Delaware will (i) be deemed to be the same entity as Chase Texas for all purposes under the laws of Delaware, (ii) continue to have all of the rights, privileges, and powers of Chase Texas, except for such changes that result from being subject to Delaware law and becoming subject to the Delaware Certificate of Incorporation and Delaware Bylaws, (iii) continue to possess any and all of the properties of Chase Texas, and (iv) continue to have any and all of the debts, liabilities, and obligations of Chase Texas;
•	each outstanding share of Chase Texas common stock will continue to be an outstanding share of Chase Delaware common stock, and each outstanding option, warrant, or other right to acquire shares of Chase Texas common stock will continue to be an outstanding option, warrant, or other right to acquire shares of Chase Delaware common stock;
•	the par value of each share of the Company’s common stock will decrease from $0.10 per share of Chase Texas common stock to $0.00001 per share of Chase Delaware common stock; however, the market value of Chase Delaware common stock after the Reincorporation will remain the same as the market value of Chase Texas common stock prior to Reincorporation; and
•	each director or officer of Chase Texas will continue to hold his or her respective office with Chase Delaware.

General Information

The Board of Directors has adopted a plan of conversion/domestication substantially in the form attached as Appendix A to this proxy statement (the “Plan of Conversion”) to accomplish the Reincorporation. Assuming the presence of a quorum at the Annual Meeting, this proposal will be approved by the stockholders if affirmative votes are cast by at least two-thirds of the outstanding shares entitled to vote. Those shares present in person or represented by proxy, representing common stock outstanding at the close of business on the record date, will be entitled to vote on the proposal. Assuming that stockholder approval of this proposal is obtained, the Company intends to file with the Texas Secretary of State (i) a plan of conversion (the “Texas Plan of Conversion”), and (ii) a certificate of conversion (the “Texas Certificate of Conversion”); and intends to file with the Delaware Secretary of State (i) a certificate of conversion (the “Delaware Certificate of Conversion”), and (ii) a certificate of incorporation, which will govern the Company as a Delaware corporation, substantially in the form attached as Exhibit A to the Plan of Conversion (the “Delaware Certificate of Incorporation”). In addition, assuming that stockholder approval of this proposal is obtained and the Texas Certificate of Conversion, Delaware Certificate of Conversion, and Delaware Certificate of Incorporation are filed, the Bylaws substantially in the form attached as Exhibit B to the Plan of Conversion will be the Bylaws for Chase Delaware (the “Delaware Bylaws”), and the Company will enter into a new indemnification agreement with each director and officer of Chase Delaware, based upon provisions of Delaware law, substantially in the form attached as Exhibit C to the Plan of Conversion (the “Delaware Indemnification Agreement”). Approval of this proposal by our stockholders will constitute approval of the Reincorporation and the Plan of Conversion. Upon approval of the Reincorporation and the filing of the appropriate documents with the State of Texas and the State of Delaware, the Company will be a Delaware corporation governed by the Delaware Certificate of Incorporation and the Delaware Bylaws.

10

If the Proposed Amendment is approved, the par value of each share of Common Stock will decrease from $0.10 per share of Chase Texas Common Stock to $0.00001 per share of Chase Delaware Common Stock. As a result, the stated capital attributable to Common Stock on Chase Delaware’s balance sheet will be adjusted to reflect the decreased par value. The decrease in par value of common stock will take effect simultaneously for all outstanding shares of common stock; however, the market value per share will remain the same after the transaction.

Reasons for the Reincorporation

For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the TBOC.

In addition, Delaware courts (such as the Court of Chancery and the Delaware Supreme Court) are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL, with multiple cases concerning areas that Texas courts have not considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing the Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation also may enable the Company to attract more easily future candidates willing to serve on the Board of Directors because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience. In addition, Delaware law provides more predictability than Texas law with respect to the liability of directors and officers, including what constitutes an actionable breach of fiduciary duties.

Changes as a Result of Reincorporation

If this proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of the Company’s Stockholders’ Rights Before and After the Reincorporation.”

No Appraisal Rights

The stockholders of the Company will not be entitled to dissenters’ rights or appraisal rights as a result of the Reincorporation.

11

The Plan of Conversion

The Reincorporation will be effected pursuant to the Plan of Conversion to be adopted by Chase Texas. The Plan of Conversion provides that the Company will convert into a Delaware corporation and will be subject to all the provisions of the DGCL. By virtue of the conversion, all of the rights, privileges and powers of Chase Texas, all property owned by Chase Texas, all debts due to Chase Texas and all causes of action belonging to Chase Texas immediately prior to the conversion will remain vested in Chase Delaware following the conversion. In addition, by virtue of the conversion, all debts, liabilities and duties of the Company immediately prior to the conversion will remain attached to Chase Delaware following the conversion. Each director and officer of Chase Texas will continue to hold his or her respective office with Chase Delaware.

If this proposal is approved by our stockholders, the Reincorporation would become effective upon the filing (and acceptance thereof by the Texas Secretary of State and the Delaware Secretary of State, as applicable) of the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation. If this proposal is approved, it is anticipated that the Board of Directors will cause the Reincorporation to be effected as soon as practicable thereafter. However, the Reincorporation may be delayed by the Board of Directors or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after approval by the Company’s stockholders, if the Board of Directors determines for any reason that such delay or termination would be in the best interests of the Company and its stockholders.

Company stockholders will not be required to exchange their Chase Texas stock certificates for new Chase Delaware stock certificates. Following the effective time of the Reincorporation, any Chase Texas stock certificates submitted to the Company for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for Chase Delaware stock certificates. Company stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) to the Company unless and until requested to do so.

Interests of Certain Persons in the Proposed Amendment

Certain of our Officers and Directors have an interest in the Proposed Amendment as a result of their ownership of shares of our Company Stock. However, no Officer or Director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Proposed Amendment that is not shared by all other stockholders.

Required Vote

The affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote on the Proposed Amendment is required for approval.

Certain Federal Income Tax Consequences

THE FOLLOWING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION’S POTENTIAL TAX EFFECTS. HOLDERS OF THE COMPANY’S COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

12

The Company believes that the Reincorporation from Texas to Delaware will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the U.S. Internal Revenue Code of 1986, as amended (the “IRC”). Assuming that the Reincorporation will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the IRC, and subject to the qualifications and assumptions described in this proxy statement: (i) holders of our common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, and (ii) the aggregate tax basis of shares of Chase Delaware’s common stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of the converted common stock and (iii) the holding period of the shares of Chase Delaware’s common stock received in the Reincorporation will include the holding period of the shares of the common stock converted therefor.

Effect of Not Obtaining the Required Vote for Approval

If we fail to obtain the requisite vote of stockholders for approval of this proposal, the Reincorporation will not be consummated and the Company will continue to be incorporated in Texas and governed by the TBOC, the Company’s existing Articles of Incorporation, and the Company’s existing Bylaws.

Limitation of Director Liability and Indemnification

The Delaware Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, no director of Chase Delaware will be personally liable to Chase Delaware or its stockholders for monetary damages for breach of fiduciary duty as a director. Delaware law currently provides that this limitation of liability does not apply to liability:

•	for any breach of the director’s duty of loyalty to Chase Delaware or its stockholders;

•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

•	under Section 174 of the DGCL (governing unlawful distributions to stockholders); or

•	for any transaction from which the director derived any improper personal benefit.

However, in the event the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

13

Comparison of the Company’s Stockholders’ Rights Before and After the Reincorporation

THE FOLLOWING DISCUSSION IS INTENDED ONLY AS A SUMMARY COMPARISON OF STOCKHOLDERS’ RIGHTS BEFORE AND AFTER THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE DIFFERENCES IN STOCKHOLDERS’ RIGHTS BEFORE AND AFTER THE REINCORPORATION.

Provision	Texas Law	Delaware Law
Procedural Matters Number of Directors

The board of directors of a corporation may consist of one or more directors, and the number of directors shall be set by the certificate of formation or bylaws of the corporation, except that the number of directors on the initial board of directors must be set by the certificate of formation. A change in the number of directors may be made by an amendment to, or as provided by, the certificate of formation.

A corporation must have at least one director, and the number of directors shall be fixed by, or in the manner provided in, the bylaws unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.

Removal of Directors

Stockholders of the corporation may remove a director or the entire board of directors, with or without cause, by a vote of the majority of the shares entitled to vote.

The Texas Certificate of Formation required that the removal of a director be for cause, and be approved by the affirmative vote of the holders of eighty percent (80%) or more of the issued and outstanding shares of the Company at a meeting of the stockholders duly called for the consideration of such removal.

Directors of a corporation generally may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors.

The Delaware Certificate of Incorporation will require that the removal of a director be for cause, and be approved by the affirmative vote of the holders of eighty percent (80%) or more of the issued and outstanding shares of the Company at a meeting of the stockholders duly called for the consideration of such removal.

Stockholder Voting—Quorum

The holders of the majority of the shares entitled to vote at a meeting of the stockholders of a corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting.

A majority of the shares entitled to vote, present in person or represented by proxy, generally constitutes a quorum at a meeting of stockholders unless the certificate of incorporation or bylaws provide otherwise.

14

Stockholder Voting—Action Generally

In all matters other than the election of directors, or where a specified portion of the shares entitled to vote is required by the Texas Business Organizations Code, the affirmative vote of the majority of shares present and entitled to vote on the subject matter constitutes the act of stockholders.

In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter generally constitutes the act of stockholders, unless the certificate of incorporation or bylaws provide otherwise.

Stockholder Voting—Director Elections

Directors of a corporation shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present.

Unless otherwise provided in the certificate of incorporation or bylaws, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Stockholder Vote for Mergers and Other Corporate Reorganizations

A domestic for-profit corporation that is not a public benefit corporation may not, without the approval of the owners of two-thirds of the outstanding shares of the corporation entitled to vote on the matter, merge or effect an interest exchange with another entity if, as a result of the merger or exchange, the shares in the corporation would become, or be converted into or exchanged for the right to receive, shares or other equity interests in a domestic or foreign public benefit corporation or similar entity.

The Texas Certificate of Formation required the affirmative vote of the holders of eighty percent (80%) or more of the issued and outstanding shares of the Company at a duly called meeting of the stockholders to approve any merger or consolidation of the Company with or into another Company or entity, or any sale of all or substantially all of the Company’s assets to another company or entity.

The terms of a merger or a sale of substantially all of the assets of a corporation generally must be authorized by a majority of outstanding shares entitled to vote.

A stockholder vote of the surviving corporation in a merger generally is not required (unless otherwise provided in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation, (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

The Delaware Certificate of Incorporation will require the affirmative vote of the holders of eighty percent (80%) or more of the issued and outstanding shares of the Company at a duly called meeting of the stockholders to approve any merger or consolidation of the Company with or into another Company or entity, or any sale of all or substantially all of the Company’s assets to another company or entity.

15

Board Action by Written Consent

Unless otherwise provided by the certificate of formation or bylaws, a written consent stating the action taken and signed by all members of the board of directors is also an act of the board of directors.

Unless the certificate of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of any committee thereof may be taken without a meeting if each director or committee member consents to the action in writing or by electronic transmission and the writings or electronic transmissions are filed with the minutes of proceedings of the board or committee.

Interested Party Transactions

A contract or transaction between a corporation and one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation; or an entity or other organization in which one or more directors or officers, or one or more affiliates or associates of one or more directors or officers, of the corporation is a managerial official or has a financial interest, is not void or voidable, despite any relationship or interest described above, if one or more of the following is true:

(1) the material facts as to the relationship or interest described above, and as to the contract or transaction are disclosed to or known by:

(A) the corporation's board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum; or

(B) the stockholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or

(2) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the stockholders.

(c) Common or interested directors of a corporation may be included in determining the presence of a quorum at a meeting of the corporation's board of directors, or a committee of the board of directors, that authorizes the contract or transaction.

A contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director or officer is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if one or more of the following is true: (a) the material facts of the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed to or known by the board or committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative vote of the majority of the disinterested directors (even where these directors are less than a quorum), (b) the material facts of the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed to or known to the stockholders entitled to vote on the matter and they specifically approve in good faith the contract or transaction or (c) the contract or transaction is fair to the corporation as of the time it was authorized, approved or ratified.

16

Special Meetings of the Stockholders

A special meeting of the stockholders of a corporation may be called by:

(1) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation; or

(2) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50 percent of the shares entitled to vote or, if no percentage is specified, at least 10 percent of all of the shares of the corporation entitled to vote at the proposed special meeting.

Special meetings of stockholders may be called by: (a) the board of directors, or (b) any persons authorized in the certificate of incorporation or bylaws.
Failure to Hold an Annual Meeting of Stockholders	The failure to hold an annual meeting of the stockholders at the designated time does not result in the winding up or termination of the corporation.

The failure of a corporation to hold an annual meeting at the designated time or to elect a sufficient number of directors to conduct the business of the corporation generally does not affect otherwise valid corporate acts or work as a forfeiture or dissolution of the corporation.

However, if a corporation fails to hold the annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or last action by written consent to elect directors in lieu of an annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order that an annual meeting be held.

Cumulative Voting

Except as otherwise provided below, a stockholder does not have the right to cumulate the stockholder’s vote in the election of directors.

(a) At each election of directors of the corporation, each stockholder entitled to vote at the election is entitled to:

(1) vote the number of shares owned by the stockholder for as many candidates as there are directors to be elected and for whose election the stockholder is entitled to vote; or

(2) if expressly authorized by a corporation's certificate of formation in general or with respect to a specified class or series of shares or group of classes or series of shares and subject to Subsections (b) and (c), cumulate votes by:

(A) giving one candidate as many votes as the total of the number of the directors to be elected multiplied by the stockholder's shares; or

(B) distributing the votes among one or more candidates using the same principle.

(b) Cumulative voting permitted by the certificate of formation is permitted only in an election of directors in which a stockholder who intends to cumulate votes has given written notice of that intention to the secretary of the corporation on or before the day preceding the date of the election at which the stockholder intends to cumulate votes.

(c) All stockholders entitled to vote cumulatively may cumulate their votes if a stockholder gives the notice required by Subsection (b).

A corporation may provide for cumulative voting in the corporation’s certificate of incorporation.

17

Vacancies

Generally, a vacancy occurring in the initial board of directors before the issuance of shares may be filled by the affirmative vote or written consent of the majority of the organizers or by the affirmative vote of the majority of the remaining directors, even if the remaining directors constitute less than a quorum of the board of directors.

Generally, a vacancy occurring in the board of directors after the issuance of shares may be filled by election at an annual or special meeting of stockholders called for that purpose or by the affirmative vote of the majority of the remaining directors, even if the remaining directors constitute less than a quorum of the board of directors.

Unless otherwise provided in a corporation’s certificate of incorporation or bylaws, all vacancies and newly created directorships may be filled by a majority of the directors then in office, even if less than a quorum. If, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), any stockholder or stockholders holding at least 10% of the outstanding voting stock having the right to vote for such directors may apply to the Court of Chancery to order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

Amendment of Certificate of Incorporation/Certificate of Formation

A corporation may adopt an amendment to the Certificate of Incorporation by adopting a board resolution.

A.    If a corporation does not have any issued or outstanding shares, the board of directions may adopt a proposed amendment to the corporation’s certificate of formation by resolution without stockholder approval.

B.     If a corporation has issued or outstanding shares, the resolution must also direct that the proposed amendment be submitted to a vote at a stockholders’ meeting; and the stockholders must approve the proposed amendment with an affirmative vote of at least two-thirds of the outstanding shares entitled to vote. ute less than a quorum of the board of directors.

A corporation may amend its Certificate of Incorporation by adoption of a board resolution followed by the affirmative vote of the majority of the outstanding stock entitled to vote thereon, and the majority of the outstanding stock of each class entitled to vote thereon.

If an amendment would increase or decrease the number of authorized shares of a class or series, increase or decrease the par value of shares of a class, or adversely affect the powers, preferences or special rights of the shares of a class, the holders of the class or series are entitled to vote on the amendment as a class. However, if the certificate of incorporation so provides, the corporation may opt out of the separate class vote for increases or decreases in the number of authorized shares of any class of stock. In that case, the number of authorized shares may be increased or decreased by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote.

If a certificate of incorporation requires a greater vote for action by the board of directors, stockholders or other security holders than otherwise required under the DGCL, the provision requiring the greater vote may be amended only by that greater vote.

Amendment of the Bylaws

A corporation's board of directors may amend or repeal bylaws or adopt new bylaws unless:

(1) the corporation's certificate of formation or this code wholly or partly reserves the power exclusively to the corporation's stockholders; or

(2) in amending, repealing, or adopting a bylaw, the stockholders expressly provide that the board of directors may not amend, repeal, or readopt that bylaw.

A corporation’s stockholders may adopt, amend or repeal the corporation’s bylaws. If permitted by a corporation’s certificate of incorporation, the corporation’s directors may amend or repeal the bylaws, subject to the stockholders’ power to amend or repeal the bylaws. A bylaw amendment adopted by stockholders which specifies the votes necessary for director elections cannot be amended or repealed by the board of directors.

18

Indemnification; Advancement of Expenses; Limitation on Personal Liability Indemnification

An enterprise shall indemnify a governing person, former governing person, or delegate against reasonable expenses actually incurred by the person in connection with a proceeding in which the person is a respondent because the person is or was a governing person or delegate if the person is wholly successful, on the merits or otherwise, in the defense of the proceeding. A court that determines, in a suit for indemnification, that a governing person, former governing person, or delegate is entitled to indemnification under this section shall order indemnification and award to the person the expenses incurred in securing the indemnification.

An enterprise may indemnify a governing person, former governing person, or delegate who was, is, or is threatened to be made a respondent in a proceeding if it is determined that:

(1) the person:

(A) acted in good faith;

(B) reasonably believed:

(i) in the case of conduct in the person's official capacity, that the person's conduct was in the enterprise's best interests; and

(ii) in any other case, that the person's conduct was not opposed to the enterprise's best interests; and

(C) in the case of a criminal proceeding, did not have a reasonable cause to believe the person's conduct was unlawful;

(2) with respect to expenses, the amount of expenses other than a judgment is reasonable; and

(3) indemnification should be paid.

(a) Action taken or omitted by a governing person or delegate with respect to an employee benefit plan in the performance of the person's duties for a purpose reasonably believed by the person to be in the interest of the participants and beneficiaries of the plan is for a purpose that is not opposed to the best interests of the enterprise.

(b) Action taken or omitted by a delegate to another enterprise for a purpose reasonably believed by the delegate to be in the interest of the other enterprise or its owners or members is for a purpose that is not opposed to the best interests of the enterprise.

The Texas Certificate of Formation did not differ from the above Texas Statutory rule.

A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

With respect to actions by or in the right of the corporation, no indemnification shall be made in respect of any claim, issue or matter as to which a person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the DGCL’s indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by the director in connection therewith.

The Delaware Certificate of Incorporation will not differ from the above Delaware Statutory rule.

19

Advancement of Expenses

An enterprise may pay or reimburse reasonable expenses incurred by a present governing person or delegate who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the action after the enterprise receives written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification under the Code, and an undertaking by or on behalf of the person to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation because he or she has not met the relevant standard of conduct described above.

Expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation because he or she has not met the relevant standard of conduct described above.

Limitation on Personal Liability of Directors

The certificate of formation may provide that a governing person of the organization is not liable, or is liable only to the extent provided by the certificate of formation or similar instrument, to the organization or its owner or members for monetary damages for an act or omission by the person in the person’s capacity as a governing person.

The certificate of formation may not limit or eliminate liability of a governing person to the extent that person is found liable under applicable law for a breach of the person’s duty of loyalty, an act or omission not in good faith, intentional misconduct, a transaction from which the person received an improper benefit, or an act or omission for which the liability of a governing person is expressly provided by an applicable statute.

The Texas Certificate of Formation did not differ from the above Texas Statutory rule.

A corporation is permitted to adopt a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including: (a) breach of the duty of loyalty, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) unlawful distributions to stockholders or (d) a transaction from which the director derived an improper personal benefit.

The Delaware Certificate of Incorporation will not differ from the above Delaware Statutory rule.

Declaration and Payment of Dividends

The board of directors of a corporation may authorize a share dividend and the corporation may pay a share dividend subject to any restrictions in its certificate of formation.

A corporation may not pay a share dividend in authorized but unissued shares of any class if:

(1) the surplus of the corporation is less than the amount required by Section 21.313 of the TBOC to be transferred to stated capital at the time the share dividend is made; or

(2) the share dividend will be made to a holder of shares of any other class or series, unless:

(A) the corporation's certificate of formation provides for the dividend; or

(B) the share dividend is authorized by the holders of at least a majority of the outstanding shares of the class or series in which the share dividend is to be made.

Unless further restricted by the certificate of incorporation, a corporation may declare and pay dividends: (a) out of surplus (as defined in the DGCL), or (b) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, but only if the capital of the corporation (as defined in the DGCL) is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

In addition, Delaware law sets forth certain restrictions on the purchase or redemption of its shares of capital stock, including that any such purchase or redemption may be made only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

20

Business Combination Statute

An issuing public corporation may not, directly or indirectly, enter into or engage in a business combination with an affiliated stockholder, or any affiliate or associate of the affiliated stockholder, during the three-year period immediately following the affiliated stockholder's share acquisition date unless:

(1) the business combination or the purchase or acquisition of shares made by the affiliated stockholder on the affiliated stockholder's share acquisition date is approved by the board of directors of the issuing public corporation before the affiliated stockholder's share acquisition date; or

(2) the business combination is approved, by the affirmative vote of the holders of at least two-thirds of the outstanding voting shares of the issuing public corporation not beneficially owned by the affiliated stockholder or an affiliate or associate of the affiliated stockholder, at a meeting of stockholders called for that purpose not less than six months after the affiliated stockholder's share acquisition date. Approval may not be by written consent.

The Texas Certificate of Formation required the affirmative vote of the holders of eighty percent (80%) or more of the issued and outstanding shares of the Company at a duly called meeting of the stockholders for the approval or authorization of: (1) any merger or consolidation of the Company with or into another corporation or entity, or (2) any sale of all or substantially all of the Company’s assets to another corporation or entity.

A corporation that is listed on a national securities exchange or held of record by more than 2,000 stockholders is not permitted to engage in a business combination with any interested stockholder for three years after the person became an interested stockholder, unless: (a) before the person became an interested stockholder, the board of directors approved either the transaction resulting in a person becoming an interested stockholder or the business combination, (b) upon consummating the transaction which resulted in the person becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans) or (c) on or after the date the person becomes an interested stockholder, the business combination is approved by the board of directors and at an annual or special meeting of stockholders by the affirmative vote of at least 66 2/3% of the corporation’s outstanding voting stock which is not owned by the interested stockholder.

The Delaware statute defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

These provisions do not apply, among other exceptions, if: (a) the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by these provisions or (b) the corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by these provisions, which action must be approved by the affirmative vote of a majority of the shares entitled to vote.

The Delaware Certificate of Incorporation will require the affirmative vote of the holders of eighty percent (80%) or more of the issued and outstanding shares of the Company at a duly called meeting of the stockholders for the approval or authorization of: (1) any merger or consolidation of the Company with or into another corporation or entity, or (2) any sale of all or substantially all of the Company’s assets to another corporation or entity.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR”

THE REINCORPORATION OF THE COMPANY FROM THE STATE OF TEXAS TO THE STATE OF DELAWARE

21

PROPOSAL NO. 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal No. 3 is for the ratification of the selection of Pinnacle Accountancy Group of Utah as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. It is expected that a representative of Pinnacle Accountancy Group of Utah will attend the shareholders' meeting telephonically.

The affirmative vote of the holders of a majority of the votes cast at the meeting is required to ratify the selection of the Company’s independent registered public accounting firm.

The Board of Directors recommends that shareholders vote FOR the ratification of the selection of Pinnacle Accountancy Group of Utah.

OTHER MATTERS

Management knows of no other matters that may properly be, or which are likely to be, brought before the meeting. However, if any other matters are properly brought before the meeting, the persons named in the enclosed proxy, or their substitutes, will vote in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS

A shareholder proposal intended to be presented at the Company’s 2020 annual meeting of shareholders must be received by the Company at its principal executive offices in Rumson, New Jersey, on or before December 2020, in order to be included in the Company’s proxy statement and form of proxy relating to that meeting.

In order for a shareholder proposal made outside of Rule 14a-8 to be considered timely within the meaning of Rule 14a-4(c), such proposal must be received by the Company at its principal executive offices in Rumson, New Jersey, no later than December, 2020.

22

APPENDIX A

FORM OF PLAN OF CONVERSION

OF

CHASE PACKAGING CORPORATION, a Texas Corporation

TO

CHASE PACKAGING CORPORATION, a Delaware Corporation

This PLAN OF CONVERSION, dated as of [-------------], 2019 (including all of the Exhibits attached hereto, this “Plan”), is hereby adopted by Chase Packaging Corporation, a Texas corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Texas corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 10.101 of the Texas Business Organizations Code, as amended (the “TBOC”).

RECITALS

WHEREAS, the Company is a corporation established and existing under the laws of the State of Texas;

WHEREAS, conversion of a Texas corporation into a Delaware corporation is permitted under Section 265 of the DGCL and Section 10.101 of the TBOC;

WHEREAS, the Board of Directors of the Company has determined that it would be advisable and in the best interests of the Company and its shareholders for the Company to convert from a Texas corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 10.101 of the TBOC; and

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by the Board of Directors of the Company and the Company’s shareholders.

NOW, THEREFORE, the Company hereby adopts this Plan as follows:

1. Conversion; Effect of Conversion.

(a) At the Effective Time (as defined in Section 3 below), the Company shall be converted from a Texas corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 10.101 of the TBOC (the “Conversion”) and the Company, as converted to a Delaware corporation (the “Resulting Company”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Resulting Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Texas. The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed a dissolution of the Company. The Conversion otherwise shall have the effects specified in the DGCL and TBOC.

23

(b) At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, the Resulting Company shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Resulting Company and shall be the property of the Resulting Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Resulting Company at the Effective Time, and may be enforced against the Resulting Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Resulting Company in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Resulting Company at the Effective Time for any purpose of the laws of the State of Delaware.

(c) The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d) At the Effective Time, the name of the Resulting Company shall be: CHASE PACKING CORPORATION.

(e) The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and for this Plan to constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).

2. Filings. As promptly as practicable following the date hereof, the Company shall cause the Conversion to be effective by:

(a) executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to Section 10.154 of the TBOC in a form reasonably acceptable to any officer of the Company (the “Texas Certificate of Conversion”) with the Texas Secretary of State;

(b) executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL in a form reasonably acceptable to any officer of the Company (the “Delaware Certificate of Conversion”) with the Delaware Secretary of State; and

(c) executing, acknowledging and filing (or causing to be executed, acknowledged and filed) a Certificate of Incorporation of Chase Packaging Corporation, substantially in the form set forth on Exhibit A hereto (the “Delaware Certificate of Incorporation”) with the Delaware Secretary of State.

3. Effective Time. The Conversion shall become effective upon the filing of the Texas Certificate of Conversion, the Delaware Certificate of Conversion, and the Delaware Certificate of Incorporation with the applicable secretary of state (the time of the effectiveness of the Conversion, the “Effective Time”).

24

4. Effect of Conversion on Common Stock. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each share of issued common stock, $0.01 par value per share, of the Company (“Company Common Stock”) shall convert into one validly issued, fully paid and nonassessable share of common stock, $0.00001 par value per share, of the Resulting Company (“Resulting Company Common Stock”).

5. Effect of Conversion on Outstanding Stock Options. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each option to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such option) as were in effect immediately prior to the Effective Time, the same number of shares of Resulting Company Common Stock.

6. Effect of Conversion on Outstanding Warrants or Other Rights. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, each warrant or other right to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent warrant or other right to acquire, upon the same terms and conditions (including the exercise price per share applicable to each such warrant or other right) as were in effect immediately prior to the Effective Time, the same number of shares of Resulting Company Common Stock.

7. Effect of Conversion on Stock Certificates. Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of Company Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Resulting Company Common Stock.

8. Further Assurances. If, at any time after the Effective Time, the Resulting Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Resulting Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Resulting Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Resulting Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Resulting Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Resulting Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.

9. Effect of Conversion on Directors and Officers. The members of the Board of Directors and the officers of the Resulting Company immediately after the Effective Time shall be those individuals who were serving as directors and officers, respectively, of the Company.

25

10. Delaware Bylaws. At the Effective Time, the bylaws of the Resulting Company shall be substantially in the form set forth on Exhibit B hereto (the “Delaware Bylaws”), and the Board of Directors of the Resulting Company shall adopt the Delaware Bylaws as promptly as practicable following the Effective Time.

11. Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the Board of Directors of the Company if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect.

12. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

13. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

14. Governing Law. This Plan shall be construed in accordance with and governed by the law of the State of Delaware, without regard to the conflict of laws provisions thereof.

IN WITNESS WHEREOF, the Company has caused this Plan of Conversion to be duly executed as of the date first above written.

CHASE PACKAGING CORPORATION,
a Texas Corporation

By:
Name:
Title:

26

Exhibit A

CERTIFICATE OF CONVERSION TO CORPORATION

FROM A NON-DELAWARE CORPORATION

TO A DELAWARE CORPORATION

PURSUANT TO SECTION 265 OF THE

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

This Certificate of Conversion to Corporation (the “Certificate”), dated as of ___________, 2019 is being duly executed and filed by Chase Packaging Corporation, a Texas corporation (the “Non-Delaware Corporation”) to convert the Non-Delaware Corporation to Chase Packaging Corporation, a Delaware corporation (the “Corporation”), under the General Corporation Law of the State of Delaware (8 Del. C. § 101, et. seq.).

1.) The jurisdiction where the Non-Delaware Corporation was first incorporated is Texas.

2.) The jurisdiction of the Non-Delaware Corporation immediately prior to filing this Certificate is Texas.

3.) The date the Non-Delaware Corporation first incorporated was July 10, 1996.

4.) The name of the Non-Delaware Corporation immediately prior to filing this Certificate is CHASE PACKAGING CORPORATION, a Texas corporation.

5.) The name of the Corporation as set forth in its Delaware Certificate of Incorporation filed in accordance with Section 265(b) of the General Corporation Law of the State of Delaware is CHASE PACKAGING CORPORATION.

6.) The conversion of the Non-Delaware Corporation to the Corporation shall be effective on ____________, 2019 at ___________ Eastern time.

IN WITNESS WHEREOF, the undersigned, being duly authorized to sign on behalf of the converting Non-Delaware Corporation, has executed this Certificate on the ___ day of ______________, 2019.

By:
Name:
Title:

27

CERTIFICATE OF INCORPORATION

OF

CHASE PACKAGING CORPORATION

The undersigned, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the Delaware General Corporation Law (the “DGCL”), hereby certifies that:

Article I

Name

The name of the corporation is Chase Packaging Corporation.

Article II

Registered Agent

The address of the Corporation’s registered office is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The name of the Corporation’s registered agent is Corporation Service Company.

Article III

Purposes

The purpose or purposes for which the Corporation is organized is the transaction of any one or more of those lawful businesses for which corporations may be incorporated under the DCGL.

Article IV

Shares

The Corporation may issue two classes of shares as follows:

Section 4.1. Common Stock. The aggregate number of shares of Common Stock which the Corporation may issue is 25,000,000 shares, each having a par value of $0.00001. The shares shall be designated as Common Stock and shall have identical rights and privileges in every respect.

Section 4.2. Preferred Stock. The aggregate number of shares of Preferred Stock which the Corporation may issue is 4,000,000, each having a par value of one dollar ($1.00). The Preferred Stock authorized by this Certificate of Incorporation may be issued from time to time in series. The shares of each series shall be subject not only to the provisions of this Section 4.2 which is applicable to all series of preferred shares, but also to the additional provisions with respect to such series as are fixed from time to time by the Board of Directors. All preferred shares of each series shall be identical and of equal rank, except as may be modified by the Board of Directors. Each share of each series shall be identical in all respects with the other shares of such series, except as to the date from which dividends thereon shall be cumulative in the event the Board of Directors designates any such series to be cumulative preferred. The Board of Directors is hereby authorized and required to fix, in the manner and to the full extent provided and permitted by law, all provisions of the shares of each series not otherwise set forth in these Articles, including, but not limited to:

28

A.	Designation of Series and Number of Shares. The distinctive designation of each series and the number of shares constituting such series, which number may be increased (except where otherwise provided by the Board of Directors in its resolution creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by resolution of the Board of Directors;

B.	Dividend Rates and Rights. The annual rate and frequency of payment of dividends payable on the shares of all series and the dividend rights applicable thereto, including, in the event of Cumulative Preferred Stock, the date from which dividends shall be cumulative on all shares of any series issued prior to the record date for the first dividend on shares of such series;

C.	Redemption. The rights, if any, of the Corporation to redeem; the terms and conditions of redemption; and the redemption price or prices, if any, for the shares of each, any, or all series;

D.	Sinking Fund. The obligation, if any, of the Corporation to maintain a sinking fund for the periodic redemption of shares of any series and to apply the sinking fund to the redemption of such shares;

E.	Voluntary Liquidation Preferences. The amount payable on shares of each series in the event of any voluntary liquidation, dissolution, or winding up of the affairs of the Corporation;

F.	Conversion Rights. The rights, if any, of the holders of shares of each series to convert such shares into the Corporation's Common Stock and the terms and conditions of such conversion; and

G.	Voting Rights. The voting rights, if any, of the holders of the shares of each series, and any other preferences, and relative, participating, optional, or other special rights, and any qualifications, limitations, or restrictions thereof.

Article V

Incorporator

The name and address of the incorporator is:

Name	Address
Corporation Service Company	2711 Centerville Road, Suite 400, Wilmington, Delaware 19808.

29

Article VI

Preemptive Rights

No shareholder or other person may have any preemptive rights whatsoever to acquire additional, unissued, or treasury shares of the Corporation, or securities of the Corporation convertible into or carrying a right to subscribe to or acquire shares, or any other securities or property whatsoever.

Article VII

Miscellaneous

Section 7.1. Supermajority Vote for Business Combinations. The affirmative vote of the holders of eighty percent (80%) or more of the issued and outstanding shares of the Corporation at a duly called meeting of the stockholders shall be required for the approval or authorization of (1) any merger or consolidation of the Corporation with or into another corporation or entity, or (2) any sale of all or substantially all of the Corporation's assets to another corporation or entity.

Section 7.2. Consideration of Fairness of Business Combinations. The Board of Directors of the Corporation, when evaluating any offer of another party to (1) purchase or otherwise acquire all or substantially all of the properties or assets of the Corporation, (2) merge or consolidate the Corporation with or into another corporation or entity, or (3) make a tender or exchange offer for any equity security of the Corporation, may, in connection with the exercise of its judgment in determining what is in the best interests of the Corporation and its shareholders, give due consideration to all relevant factors, including, without limitation: (a) the fairness of the price or financial terms of the proposal, (b) the relationship of the proposal to the value of the Corporation in a transaction of a similar type resulting from arm's length negotiations; and

(c) the social and economic effects of the proposed transaction on the employees, shareholders, and other constituents of the Corporation and on the communities in which the Corporation operates or is located.

Section 7.3. Number and Classification of Directors. The Board of Directors shall consist of not less than three (3) nor more than nine (9) directors. The number of Directors may be increased or decreased (within the limits stated above) by resolution of the Board of Directors, but no decrease may have the effect of shortening the term of any incumbent director. A director may be removed prior to the end of the term for which he is elected only for cause and by the affirmative vote of the holders of eighty percent (80%) or more of the issued and outstanding shares of the Corporation at a meeting of the stockholders duly called for the consideration of such removal. At any such time as the Board of Directors shall consist of five (5) or more directors, the Board of Directors may by resolution classify the Board into three (3) classes. The term of office of directors of the first class shall expire at the first annual meeting of shareholders after their election, that of the second class shall expire at the second annual meeting after their election, and that of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting.

30

Section 7.4. Supermajority Vote for Amendment of This Article. The provisions set forth in this Article Seven may not be amended, altered, changed, or repealed in any respect unless such action is approved by the affirmative vote of the holders of eighty percent (80%) or more of the issued and outstanding shares of the Corporation at a meeting of the stockholders duly called for the consideration of such amendment, alteration, change, or repeal.

Article I.Section 7.5. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director of the Corporation; provided, however, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended after the date of incorporation of the Corporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. No amendment to or repeal of this Article VII shall have any adverse effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

Article VIII

Indemnification

Article II. Section 8.1. To the fullest extent permitted by the DGCL as the same now exists or may hereafter be amended, the Corporation shall indemnify, and advance expenses to, its directors and officers and any person who is or was serving at the request of the corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The Corporation, by action of its Board of Directors, may provide indemnification or advance expenses to employees and agents of the Corporation or other persons only on such terms and conditions and to the extent determined by the Board of Directors in its sole discretion.

Article III. Section 8.2. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

Article IV. Section 8.3. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this Article VIII.

Article V. Section 8.4. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such officer or director. The indemnification and advancement of expenses that may have been provided to an employee or agent of the Corporation by action of the Board of Directors, pursuant to the last sentence of Section 1 of this Article VIII, shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such a person, after the time such person has ceased to be an employee or agent of the Corporation, only on such terms and conditions and to the extent determined by the Board of Directors in its sole discretion.

31

Article IX

Initial Directors

The number of directors constituting the initial Board of Directors is seven (7) and the names and addresses of the persons who will serve as directors until the first annual meeting of the shareholders of the Corporation, or until their successors have been elected and qualify, are:

Name	Address
William J. Barrett	PO Box 126 Rumson, New Jersey 07760

John A. Forbes	PO Box 126 Rumson, New Jersey 07760

Edward L. Flynn	PO Box 126 Rumson, New Jersey 07760

Herbert M. Gardner	PO Box 126 Rumson, New Jersey 07760

Matthew W. Long	PO Box 126 Rumson, New Jersey 07760

Mark C. Neilson	PO Box 126 Rumson, New Jersey 07760

Wayne A. Whitener	PO Box 126 Rumson, New Jersey 07760

32

Article X

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now hereafter prescribed by the laws of the State of Delaware, and all rights confirmed upon directors and stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, the undersigned has signed this Certificate of Incorporation on ____________ __, 2019.

W. Raymond Felton, Incorporator

33